UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2005

REMEC, INC.

(Exact name of registrant as specified in its charter)

001-16541

(Commission File Number)

California	95-3814301
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3790 Via de la Valle, San Diego, CA 92014

(Address of principal executive offices, with zip code)

(858) 842-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On July 26, 2005, REMEC, Inc., a California corporation (“REMEC”), entered into an Asset Purchase Agreement (the “Agreement”) with Wireless Holdings International, Inc., an international business company organized under the laws of the British Virgin Islands (“Wireless Holdings”), whereby REMEC agreed to sell to Wireless Holdings certain of the assets and certain of the liabilities of its ODU/TRX business unit (the “Business”). Through the Business, REMEC designs and manufactures high frequency point-to-point outdoor radios and transceivers. The Business is operated in Poway, California, as well as in the Philippines through the Philippine branch of REMEC’s wholly owned subsidiary, RMPI, LLC. The aggregate purchase price for the sale is $15,000,000 payable in cash at closing, subject to certain adjustments set forth in the Agreement. The assets acquired pursuant to the Agreement include, without limitation, certain inventory, equipment and other assets located in Poway, California and the Philippines, certain contracts, the accounts receivable of the Business and certain intellectual property. The sale is expected to close in August 2005. The Agreement is attached hereto as Exhibit 2.1 and is hereby incorporated herein by this reference in its entirety.

REMEC and Wireless Holdings, together with certain of their subsidiaries, also entered into certain ancillary agreements pursuant to the Agreement, including an Information Technology Transition Services Agreement, a Trademark License Agreement, a Know How and Trade Secret License Agreement, a sublease of certain premises at REMEC’s Philippine facility and a sublease of certain premises at REMEC’s Poway facility.

Certain key members of the management of the Business are also investors in and active managers of Wireless Holdings. These individuals include Dave Newman, the Vice President and General Manager of the Business and Domingo Bonifacio, the President of REMEC Manufacturing Philippines, Inc. Other than the relationship of these members of management of REMEC, there are no material relationships between REMEC and Wireless Holdings.

A press release describing the transactions set forth in the Agreement was issued on July 27, 2005, is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference in its entirety.

Forward-Looking Statements. Statements in the press release and other exhibits attached hereto that are not historical are forward-looking statements that involve known and unknown risks and uncertainties. Actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including general and industry economic conditions, competition, development factors, operating costs and other risks and uncertainties that are detailed from time to time in REMEC’s filings with the Securities and Exchange Commission.

Item 9.01 Exhibits.

(c) Exhibits.

The following exhibits are filed with this Current Report:

Exhibit No.	Description
2.1	Asset Purchase Agreement between REMEC, Inc. and Wireless Holdings International, Inc., dated July 26, 2005 (Exhibits and Schedules Omitted)*

99.1	Press Release, dated July 27, 2005

*	REMEC agrees to furnish supplementally to the Commission, upon request, a copy of any omitted exhibit or schedule

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEC, INC.

Date: July 27, 2005	By:	/s/ Donald J. Wilkins
Donald J. Wilkins
Senior Vice President General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement between REMEC, Inc. and Wireless Holdings International, Inc., dated July 26, 2005 (Exhibits and Schedules Omitted)*

99.1	Press release, dated July 27, 2005